Results of Two Phase 1 Clinical Trials on the Adhesion Profile of AG200-15, An Investigational Transdermal Contraceptive Delivery System

Terrance Ocheltree, PhD[a], Janet Wittes, PhD[b], Jessica Case, MPH[b], Michael Tuley, PhD[c], Irina Krause, MS[c], Elizabeth I.O. Garner, MD, MPH[d], Joseph Chiodo III, PharmD[d]

[a]PharmTree Consultants, LLC, Libertyville, IL, USA; [b]Statistics Collaborative, Inc., Washington, DC, USA; [c]TKL Research Inc., Fair Lawn, NJ, USA; [d]Agile Therapeutics Inc., Princeton, NJ, USA

INTRODUCTION

- AG200-15 (Twirla®) is a transdermal contraceptive delivery system (TCDS) under investigation as a once-weekly prescription combined hormonal contraceptive patch (**Figure 1**)

Figure 1. Schematic of the AG200-15 Contraceptive Patch (Not drawn to scale)


Active Matrix Region
Peripheral Laminate Region

AG200-15 Dimensions	
Total Patch Area	28.0 cm²
Active Drug Matrix Area	15.0 cm²
Total Patch Diameter	5.97 cm
Drug Matrix Diameter	4.37 cm
Peripheral Adhesive Width	0.80 cm
Total Patch Thickness	<1 mm

- AG200-15 delivers approximately 120 µg of levonorgestrel and 30 µg of ethinyl estradiol daily
- A 28-day cycle consists of consecutive administration of three 7-day patches followed by 7 days off-treatment
- We report two Phase 1 in-vivo, single center wear studies: a single-arm study (ATI-CL26) and a crossover study (ATI-CL25) comparing AG200-15 to Xulane®, a marketed generic TCDS combination hormonal contraceptive containing norelgestromin and ethinyl estradiol (**Figure 2**)

Figure 2. Schematic of Xulane Contraceptive Patch (Not drawn to scale)



Xulane Dimensions	
Total Patch Area (same as active drug matrix area)	14 cm²
Total Patch Diameter	4 cm
Total Patch Thickness	<1mm

STUDY DESIGN, MATERIAL, & METHODS

- ATI-CL26 was a 7-day, single-arm pilot study of AG200-15
- ATI-CL25 subjects were randomized to wear AG200-15 or Xulane for Week 1; they then switched to the patch not initially worn for Week 2; only top-line results are presented for this study
- Both studies enrolled 18 - 35 year-old women with BMI < 35 kg/m² who remained in the clinic for the duration of the studies.
- Patch adhesion was assessed daily by trained study site personnel using a five-point scale (**Table 1**)
  - Patch tracers held a transparent diagram over the patch and lifted areas were marked using a permanent marker
  - Patch graders (separate from the tracers) provided grading for the percentage of patch lifting
  - Each tracer and grader was blinded to any previous assessments

Table 1. Adhesion Scale

Score	Adhesion
0	≥ 90% adhered (essentially no lift off the skin)
1	≥ 75% to < 90% adhered (some edges only lifting off the skin)
2	≥ 50% to < 75% adhered (less than one-half of the patch lifting off the skin)
3	> 0% to < 50% adhered (not detached, but greater than one-half of the patch lifting off the skin without falling off)
4	0 % adhered (patch detached; completely off the skin)

- Subjects were allowed to conduct activities of daily living and were instructed not to attempt re-adhesion of patches that partially detached; no overlays, tape or other coverings were used
- The primary objective of ATI-CL26 was to evaluate the adhesion of AG200-15 over 7 days; descriptive statistics, including mean patch adhesion scores and number and percent of subjects with patch adhesion scores ≥ 90% and ≥ 75% were assessed
- The primary objective of ATI-CL25 was to evaluate the adhesion of AG200-15 patch over 7 days/168 hours compared to the 7-day adhesion of the Xulane TCDS; AG200-15 would be considered statistically non-inferior to Xulane if the upper 95% confidence limit (95% CL) of the mean difference in adhesion scores was below +0.15
- All analyses used the worst score carried forward method, such that the highest adhesion score for a subject using the five-point scale assessed at any time point after baseline is used for the subsequent time points until a higher score is assessed for that subject

SUBJECT DISPOSITION & DEMOGRAPHICS

- ATI-CL26 screened 54 subjects; thirty subjects were randomized into the study and received study drug, all subjects completed the study
  - The mean age of the subjects was 28.3 years of age; the mean weight was 69.0 kg, and the mean BMI was 26.7 kg/m². Further baseline information is available in (**Table 2**)

Table 2. ATI-CL26 Demographics

Parameter	AG200-15 (N=30)
Age (years), mean (SD)	28.3 (5.2)
Weight (kg), mean (SD)	69.0 (10.1)
Height (cm), mean (SD)	160.8 (4.6)
BMI (kg/m²), mean (SD)	26.7 (3.9)
Race, n (%)	
White	10 (33.3%)
Black or African American	18 (60.0%)
Other	2 (6.7%)
Ethnicity, n (%)	
Hispanic or Latino	13 (43.3%)
Not Hispanic or Latino	17 (56.7%)

- ATI-CL25 screened 135 subjects; 83 subjects were randomized into the study and received study drug, 79 subjects completed the study, and 77 subjects were included in the per protocol analysis population (two subjects were excluded from the analysis for a protocol violation)
  - Overall, the mean age was 27.3 years of age; the mean weight was 68.3 kg, and the mean BMI was 26.2 kg/m². Further baseline information is available in (**Table 3**)

Table 3. ATI-CL25 Demographics

Parameter	Subjects (N=83)
Age (years), mean (SD)	27.3 (4.8)
Weight (kg), mean (SD)	68.3 (10.8)
Height (cm), mean (SD)	161.4 (5.9)
BMI (kg/m²), mean (SD)	26.2 (3.9)
Race, n (%)	
White	26 (31.3%)
Black or African American	52 (62.7%)
Other	5 (6.0%)
Ethnicity, n (%)	
Hispanic or Latino	22 (26.5%)
Not Hispanic or Latino	61 (73.5%)

RESULTS

ATI-CL26

- For ATI-CL26 the overall mean score for all 30 subjects was 0.08 (SD 0.26) (**Table 4**)
- Overall, 96.7% of subjects had a mean adhesion score < 1 (i.e., ≥ 90% adhesion) and 100% of subjects had a mean adhesion score < 2 (i.e., ≥ 75% adhesion) (**Table 5**)
- There were no complete detachments; 2 subjects had an adhesion score ≥ 2 at any time point, these occurred on Day 6 and Day 7 of the study (**Table 6**)

Table 4. ATI-CL26 Mean Adhesion Score

	N	Mean (SD)
Overall	30	0.08 (0.26)

Table 5. ATI-CL26 Adhesion ≥ 90% and ≥ 75%

	AG200-15 (N=30) n (%)
Subjects with mean adhesion score < 1 (≥90% adhesion)	29 (96.7)
Subjects with mean adhesion score < 2 (≥75% adhesion)	30 (100)

Table 6. ATI-CL26 Adhesion Scores by Time Point

Time Point (hours)	N	0 n (%)	1 n (%)	2 n (%)	3 n (%)	4 n (%)	Mean (SD)
24	30	30 (100.0)	0	0	0	0	0 (0)
48	30	29 (96.7)	1 (3.3)	0	0	0	0.03 (0.18)
72	30	29 (96.7)	1 (3.3)	0	0	0	0.03 (0.18)
96	30	29 (96.7)	1 (3.3)	0	0	0	0.03 (0.18)
120	30	29 (96.7)	0	1 (3.3)	0	0	0.07 (0.37)
144	30	27 (90.0)	1 (3.3)	2 (6.7)	0	0	0.17 (0.53)
168	30	25 (83.3)	3 (10.0)	2 (6.7)	0	0	0.23 (0.57)

ATI-CL25 Top-Line

- For ATI-CL25 the overall mean score for AG200-15 subjects was 0.14 (SD 0.28) and for Xulane was 0.39 (SD 0.40). Results for all time points are presented in (**Table 7**)
- The study met the non-inferiority criterion by demonstrating a mean difference of -0.25 and upper 95% confidence limit of -0.16 (**Table 8** and **Figure 3**)

Table 7. ATI-CL25 Adhesion Scores by Time Point

	AG200-15 (N=78)					Xulane (N=77)				
Time Point (hours)	0 n (%)	1 n (%)	2 n (%)	3 n (%)	4 n (%)	0 n (%)	1 n (%)	2 n (%)	3 n (%)	4 n (%)
24	77 (99)	1 (1)	0	0	0	72 (94)	5 (6)	0	0	0
48	75 (96)	3 (4)	0	0	0	69 (90)	7 (9)	1 (1)	0	0
72	72 (92)	6 (8)	0	0	0	64 (83)	12 (16)	1 (1)	0	0
96	68 (87)	9 (12)	1 (1)	0	0	51 (66)	24 (31)	2 (3)	0	0
120	63 (81)	14 (18)	1 (1)	0	0	38 (49)	35 (45)	4 (5)	0	0
144	60 (77)	17 (22)	1 (1)	0	0	34 (44)	35 (45)	8 (10)	0	0
168	58 (74)	19 (24)	1 (1)	0	0	29 (38)	37 (48)	11 (14)	0	0

Table 8. ATI-CL25 Mean Adhesion Scores

	AG200-15 (N = 77*)	Xulane (N = 77)	Difference (AG200-15 – Xulane)		
	Mean (SD)	Mean (SD)	Mean (SE)	One-sided upper 95% CL	Non-inferiority Criteria Met
Per Protocol population	0.14 (0.28)	0.39 (0.40)	- 0.25 (0.05)	- 0.16	YES

* One subject is excluded from the primary endpoint mean calculation because her data cannot be analyzed using a paired t-test

Figure 3. ATI-CL25 Non-inferiority Scale (Not drawn to scale)


noninferiority
inferiority
Mean difference = -0.25
(Primary Endpoint)
-0.16
Upper 95% Confidence Limit
(observed)
0
+0.15
NI Criterion

Safety

ATI-CL26

- Overall, 14/30 (46.7%) of the subjects experienced at least one TEAE (**Table 9**)
- All adverse events were mild except one subject reported an event that was considered moderate in severity (fatigue)
- Two adverse events were considered unrelated to study drug (skin discoloration and acne), the remainder were considered possibly related by the investigator
- There were no TEAEs that led to study-drug discontinuation, no SAEs, and no deaths during the course of the study

Table 9. ATI-CL26 Adverse Events

System Organ Class/Preferred Term	AG200-15 (N=30)
Any adverse events	14 (46.7%)
Nervous system disorders	8 (26.7%)
Headache	8 (26.7%)
Gastrointestinal disorders	5 (16.7%)
Vomiting	3 (10.0%)
Abdominal pain	2 (6.7%)
Nausea	1 (3.3%)
Skin and subcutaneous tissue disorders	3 (10.0%)
Acne	1 (3.3%)
Hives	1 (3.3%)
Skin discoloration	1 (3.3%)
Reproductive system and breast disorders	2 (6.7%)
Menstrual cramps	2 (6.7%)
General disorders and administration site conditions	1 (3.3%)
Fatigue	1 (3.3%)

Note: Adverse events are coded using MedDRA and are sorted by decreasing SOC frequency. Subjects are counted once for each system organ class. A TEAE is an adverse event with an onset date on or after the first patch application through Day 8 (day of final study visit).

ATI-CL25

- Overall, 49/83 (59.0%) of the subjects experienced at least one TEAE, 32/81 (39.5%) and 36/81 (44.4%) of subjects for the AG200-15 and Xulane treatment periods, respectively (**Table 10**)
- There were no TEAEs that led to study-drug discontinuation, no SAEs, and no deaths during the course of the study

Table 10. ATI-CL25 Adverse Events (occurring in over 2% of subjects in either treatment period)

System Organ Class/Preferred Term	AG200-15 (N=81)	Xulane (N=81)
Any adverse events	32 (39.5%)	36 (44.4%)
Skin and subcutaneous tissue disorders	11 (13.6%)	8 (9.9%)
Eczema	3 (3.7%)	2 (2.5%)
Pruritus	3 (3.7%)	2 (2.5%)
Rash	4 (4.9%)	1 (1.2%)
Reproductive system and breast disorders	8 (9.9%)	8 (9.9%)
Breast tenderness	4 (4.9%)	3 (3.7%)
Metrorrhagia	3 (3.7%)	3 (3.7%)
Respiratory, thoracic and mediastinal disorders	0	5 (6.2%)
Nasal congestion	0	2 (2.5%)
General disorders and administration site conditions	2 (2.5%)	3 (3.7%)
Administration site rash	2 (2.5%)	1 (1.2%)

Note: Adverse events are coded using MedDRA and are sorted by decreasing SOC frequency. Subjects are counted once for each system organ class. Adverse events are analyzed based on the treatment last applied prior to the onset of the AE.

CONCLUSION

- Overall, the ATI-CL26 and ATI-CL25 studies support an acceptable in-vivo adhesion profile of AG200-15
- In ATI-CL25, AG200-15 demonstrated non-inferiority compared to Xulane since the upper 95% CL was -0.16 which was below the prespecified +0.15 NI criterion
- Both TCDS were generally well-tolerated